UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report - December 31, 2004 (Date of earliest event reported)
INGERSOLL-RAND COMPANY LIMITED (Exact name of registrant as specified in its charter)
Bermuda (State or other jurisdiction of incorporation)	1-985 (Commission File Number)	75-2993910 (I.R.S. Employer Identification No.)
Clarendon House 2 Church Street Hamilton HM 11, Bermuda (Address of principal executive offices, including zip code)
(441) 295-2838 (Registrant's phone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

In light of the recently enacted American Jobs Creation Act of 2004 ("AJCA"), on December 31, 2004, Ingersoll-Rand Company (i) amended its Ingersoll-Rand Executive Deferred Compensation Plan ("EDCP") and (ii) established, effective January 1, 2005, a new Ingersoll-Rand Executive Deferred Compensation Plan ("EDCP II").  In addition, Ingersoll-Rand Company Limited (i) amended its Ingersoll-Rand Director Deferred Compensation and Stock Award Plan ("DDCP") and (ii) established, effective January 1, 2005, a new Ingersoll-Rand Director Deferred Compensation and Stock Award Plan ("DDCP II").

The AJCA applies to deferred compensation that is earned or vested after December 31, 2004.  Under the amendments, the EDCP and the DDCP no longer permit any deferrals that are subject to the AJCA and any deferrals that would have been made under the EDCP or the DDCP that are subject to the AJCA will instead be made under the EDCP II or the DDCP II, respectively.  In addition, any deferrals that were previously made under the EDCP or the DDCP that are subject to the AJCA will instead be credited under the EDCP II or the DDCP II, respectively.

The EDCP II and the DDCP II provide for deferrals of amounts on substantially the same terms as those provided under the EDCP and DDCP, respectively, and provide credit for amounts previously deferred under the EDCP and DDCP that are subject to the AJCA.

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits

       The following exhibits are included herewith:

Exhibit No.   Description

10.1                  Third Amendment to the IR-Limited Director Deferred Compensation and Stock Award Plan dated December 31, 2004.

10.2                  IR-Limited Director Deferred Compensation and Stock Award Plan II dated December 31, 2004.

10.3                  Third Amendment to the IR Executive Deferred Compensation Plan dated December 31, 2004.

10.4                  IR Executive Deferred Compensation Plan II dated December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                            INGERSOLL-RAND COMPANY LIMITED

                                                                                                                                                        (Registrant)

                                            Date:  January 6, 2005                                               /s/ Patricia Nachtigal__________________________
                                                                                                                              Patricia Nachtigal

                                                                                                                              Senior Vice President and

                                                                                                                              General Counsel

EXHIBIT INDEX

Exhibit No.        Description

10.1                  Third Amendment to the IR-Limited Director Deferred Compensation and Stock Award Plan dated December 31, 2004.

10.2                  IR-Limited Director Deferred Compensation and Stock Award Plan II dated December 31, 2004.

10.3                  Third Amendment to the IR Executive Deferred Compensation Plan dated December 31, 2004.

10.4                  IR Executive Deferred Compensation Plan II dated December 31, 2004.